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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 14, 1996




                                K N ENERGY, INC.

             (Exact name of registrant as specified in its charter)


          KANSAS                             1-6446               48-0290000
 (State or other jurisdiction            (Commission File      (I.R.S. Employer
of incorporation or organization)            Number)         Identification No.)



          370 VAN GORDON STREET
          P. O. BOX 281304
          LAKEWOOD, CO                                           80228-8304
(Address of principal executive offices)                         (Zip code)


       Registrant's telephone number, including area code: (303) 989-1740





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Item 5.  Other Events.

         On February 14, 1996 K N Energy, Inc. announced that Charles W. Battey, Chairman of the Board of Directors, and David M. Carmichael, Vice Chairman, will retire at the Company's annual shareholder's meeting in April, and that Larry D. Hall, President and Chief Executive Officer will assume the position of Chairman at that time. Reference is hereby made to the press release dated February 14, 1996, which is filed herewith as an exhibit and incorporated herein by this reference.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

         (a)     Financial Statements - None

         (b)     Pro-Forma Financial Statements - None

         (c)     Exhibits

                 1.1      Press release dated February 14, 1996





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        K N ENERGY, INC.



Date:  March 11, 1996                   By:       /s/ William S. Garner, Jr.
                                           -------------------------------------
                                                 William S. Garner, Jr.
                                                 Vice President, General
                                                 Counsel and Secretary





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                                 EXHIBIT INDEX

Exhibit Number
Page                                    Exhibit Description                                Page
-------------------                     -------------------                                ----
1.1                               Press release dated February 14, 1996                     5





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